UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	June 5, 2012
(Date of earliest event reported)	June 1, 2012

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 1, 2012, we issued a news release announcing the completion of our previously announced two-for-one split of our common stock.  A copy of the news release is included as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On June 1, 2012, we completed our previously announced two-for-one split of our common stock.  The two-for-one split was accomplished by a distribution on June 1, 2012, of one share of ONEOK common stock for each share outstanding and held by holders of record on May 24, 2012.

ONEOK shares began trading on a post-split basis on the New York Stock Exchange beginning at the opening of trading on June 4, 2012.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. dated June 1, 2012.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	June 5, 2012	By:	/s/ Robert F. Martinovich
Robert F. Martinovich Executive Vice President, Chief Financial Officer and Treasurer

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